UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 16, 2014

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road		48034-8339
Southfield, Michigan
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   248-353-2700

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 16, 2014, Credit Acceptance Corporation (the “Company”) issued press releases announcing (i) that the Company plans to offer $300 million of senior notes due 2021 (the “Notes”) and (ii) that the Company priced the Notes in its offering in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States pursuant to Regulation S under the Securities Act.  The issue price is 100.000% of the principal amount of the Notes.  The press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K (the “Form 8-K”) and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, announcing the Notes offering, dated January 16, 2014.

99.2	Press Release, announcing the pricing of the Notes offering, dated January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: January 16, 2014	By:	/s/ Douglas W. Busk
Douglas W. Busk
Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, announcing the Notes offering, dated January 16, 2014.

99.2	Press Release, announcing the pricing of the Notes offering, dated January 16, 2014.